                                                                   EXHIBIT 10.18


        THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.



                              COMMON STOCK WARRANT
                                       OF
                                 NEWSREAL, INC.

              AUG 27, 1999
            ----------------

        THIS CERTIFIES that, for value received, Insight Investments, Corp.
(the "Warrantholder"), is entitled, upon the terms and subject to the conditions set forth herein, to purchase from NewsReal, Inc., a Delaware corporation (the "Company"), Four Thousand Two Hundred Eighty-five (4,285) shares (the "Shares") of the common stock, par value $.001 per share (the "Common Stock"), of the Company at the purchase price per share of $3.50 (the "Exercise Price"). The number of shares and Exercise Price are subject to adjustment as provided below.

        This Warrant is being issued to the Warrantholder in consideration for Warrantholder entering into the Master Equipment Lease Agreement with the Company of even date herewith (the "Equipment Lease Agreement"), and is subject to the following terms and conditions:

        1.      Exercise of Warrant.

                (a) Immediately following the commencement date of the Equipment Lease Agreement and subject to the provision providing for the automatic extension of the Expiration Date (as set forth in Section 3(b) below), this Warrant may be exercised in whole or in part, at any time, or from time to time, after the date hereof and on or before the Expiration Date (as defined below) by the surrender of this Warrant and the Notice of Exercise annexed hereto (duly completed and executed on behalf of the Warrantholder) to the Company and by the payment of the Exercise Price for the Shares to be purchased by the Warrantholder to the Company by cash or check acceptable to the Company, except as provided in Section 13 hereof. The Company will prepare a certificate for the Shares purchased and, if this Warrant is exercised in part, a new Warrant for the unexercised portion of this Warrant. The Company agrees that, upon exercise of this Warrant in accordance with the terms hereof, the Shares so purchased will be deemed to be issued to the Warrantholder as the record owner of such Shares as of the close of business on the date on which this Warrant was exercised.

                (b) The Warrantholder, by acceptance hereof, acknowledges that this Warrant and Shares to be issued upon exercise hereof, are being acquired solely for the Warrantholder's own account or for the account of other non-U.S. Persons. The Warrantholdcr will not offer, sell or otherwise dispose of this Warrant or the Shares to be issued upon exercise hereof except under circumstances that will not result in a violation of Securities Act of 1933, as amended (the "Act") or other applicable federal or state securities laws. Upon exercise or transfer of this Warrant, the Warrantholder shall provide the Company with such information as may be necessary or reasonably requested by the Company to establish an exemption from the registration requirements under the Act, including without limitation, representation regarding the status of the Warrantholder as a non-U.S. Person or accredited investor and such other matters as may be appropriate to establish the availability of the Regulation S or Regulation D exemption from the registration requirements of the Act. If the Company reasonably determines that registration under the Act is required or that the Warrantholder has failed to provide the Company with such information as may be necessary to establish an exemption from the registration requirements under the Act, the Company may defer the exercise or transfer of this Warrant until either a registration statement under the Act has been declared effective or the Warrantholder has provided information satisfactory to the Company that establishes the availability of an exemption from the registration requirements under the Act.

                (c) Certificates for Shares purchased under this Warrant and, on partial exercise of this Warrant, a new Warrant for the unexercised portion of this Warrant will be delivered to the Warrantholder or to such person or persons as the Warrantholder may direct as promptly as practicable after the date on which this Warrant was exercised. The Company covenants that all Shares that may be issued upon the exercise of rights represented by this Warrant will, upon exercise of the rights represented by this Warrant, payment of the Exercise Price and issuance by the Company, be duly authorized, validly issued, fully paid and nonassessable.

                (d) With the consent of the Company, which consent will not be unreasonably withheld, and subject to applicable laws and regulations, the Warrantholder may direct that the certificates for Shares purchased under this Warrant be issued in name or names other than the name of the Warrantholder. In this case, this Warrant when surrendered for exercise must be accompanied by the Assignment Form attached hereto duly executed by the Warrantholder and the Notice of Exercise duly completed and executed and stating in whose name or names certificates are to be issued.


        2. Reservation of Shares; No Impairment or Amendment. The Company will at all times reserve and keep available, solely for issuance, sale and delivery upon the exercise of this Warrant, a number of shares of Common Stock equal to the number of shares of Common Stock issuable upon the exercise of this Warrant. The Company will not by any amendment of its Articles of Incorporation or through any other means, avoid or seek to avoid the observance or performance of any of the terms of this Warrant. The Company will take all such reasonable action as may be necessary to assure that such shares of Common Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any domestic securities exchange or automated quotation system upon which the shares of Common Stock may be listed.

        3.      Expiration.

                (a) This Warrant, if not exercised by Warrantholder prior thereto, will expire on the termination date of the Equipment Lease agreement as such date may be extended from time to time (the "Expiration Date").

                (b) Notwithstanding anything herein to the contrary, the Expiration Date shall be extended automatically until the tenth (10th) anniversary of the date of this Agreement, in any of the following events: (i) an order for relief against the Company is entered under Chapter 7 of the federal bankruptcy law; (ii) the Company (A) makes a general assignment for the benefit of creditors, (B) files a voluntary petition under the federal bankruptcy law, (C) files a petition or answer seeking for the Company any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law or regulation, (D) files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against the Company in any proceeding of this nature, or (E) seeks, consents to or acquiesces in the appointment of a trustee, receiver or liquidator of the Company or of all or any substantial part of that Company's property; or (iii) 60 days after the commencement of any proceeding against the Company seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law or regulation, the proceeding has not been dismissed, or if within 60 days after the appointment without the Company's consent or acquiescence of a trustee, receiver or liquidator of the Company or of all or a substantial part of that Company's properties, the appointment is not vacated or stayed, or within 60 days after the expiration of any such stay, the appointment is not vacated.

        4. Adjustments of Exercise Price and Number of Shares Purchasable. The Exercise Price and the number of Shares purchasable under this Warrant are subject to adjustment from time to time in accordance with the following provisions:

                (a)     Reorganization, Reclassification, Consolidation or
Merger.

                        (i)     If any capital reorganization or
reclassification of the capital stock of the Company, or an Exchange Transaction (as defined below), or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities, cash or other property with respect to or in exchange for Common Stock, then, as a condition of such reorganization, reclassification, Exchange Transaction or sale, lawful and adequate provision shall be made whereby the Warrantholder shall have the right to acquire and receive upon exercise of this Warrant such shares of stock, securities, cash or other property issuable or payable (as part of the reorganization, reclassification, Exchange Transaction or sale) with respect to or in exchange for such number of outstanding shares of the Company's Common Stock as would have been received upon exercise of this Warrant at the Exercise Price then in effect and which represent Shares that are vested and exercisable as of the date immediately preceding such reorganization, reclassification, Exchange Transaction or sale. The Company will not effect any such Exchange Transaction or sale, unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such Exchange Transaction or the corporation purchasing such assets shall assume by written instrument mailed or delivered to the holder of this Warrant at the last address of such holder appearing on the books of the Company, the obligation to deliver to such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to purchase. If a purchase, tender or exchange offer is made to and accepted by the holders of more than 50% of the outstanding shares of Common Stock of the Company, the Company shall not effect any Exchange Transaction or sale with the person having made such offer or with any Affiliate of such person, unless prior to the consummation of such Exchange Transaction or sale the holder of this Warrant shall have been given a reasonable opportunity to then elect to receive upon the exercise of this Warrant either the stock, securities or assets then issuable with respect to the Common Stock of the Company or the stock, securities or assets, or the equivalent, issued to previous holders of the Common Stock in accordance with such offer.

                      (ii) For purposes hereof, the term "Affiliate" with respect to any given person shall mean any person controlling, controlled by or under common control with the given person.

                      (iii) For purposes hereof, the term "Exchange Transaction" means a merger (other than a merger of the Company in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of Common Stock in the surviving corporation immediately after the merger), consolidation, acquisition of property or stock, separation, reorganization (other than a mere reincorporation or the creation of a holding company), liquidation of the Company or any other similar transaction or event so designated by the Board, in its sole discretion, as a result of which the stockholders of the Company receive cash, stock or other property in exchange for or in connection with their shares of Common Stock.

               (b) Adjustments in Exercise Price on the Sale of Common Stock or Stock Dividends, Subdivisions or Combinations. Subject to the exceptions referred to in Section 4(c) below, in the event the Company shall, at any time or from time to time after the date hereof, sell any shares of Common Stock for a consideration per share less than the Exercise Price or issue any shares of Common Stock as a stock dividend to the holders of Common Stock, or subdivide or combine the outstanding shares of Common Stock into a greater or lesser number of shares (any such sale, issuance, subdivision or combination being herein called a "Change of Shares"), then, and thereafter upon each further Change of Shares, the Exercise Price in effect immediately after such Change of Shares shall equal the product of the Exercise Price in effect immediately prior to such Change of Shares multiplied by a fraction, the numerator of which shall be the sum of (x) the number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares, (y) the number of shares of Common Stock issuable upon exercise of this Warrant, and (z) the number of shares of Common Stock which the aggregate consideration received (determined as provided in subsection 4(c)(vi) below), if any, for the issuance of such additional shares would purchase at such Exercise Price per share of Common Stock, and the denominator of which shall be the sum of (aa) the number of shares of Common Stock outstanding immediately after the issuance of such additional shares and (bb) the number of shares of Common Stock issuable upon exercise of this Warrant. Such adjustment shall be made successively whenever such an issuance is made.

                   Upon each adjustment of the Exercise Price pursuant to this
            Section 4, the total number of shares of Common Stock purchasable upon the exercise of this Warrant shall (subject to the provisions contained in Section 4(b) hereof) be such number of shares (calculated to the nearest tenth) purchasable at the Exercise Price immediately prior to such adjustment multiplied by a fraction, the numerator of which shall be the Exercise Price in effect immediately prior to such adjustment and the denominator of which shall be the Exercise Price in effect immediately after such adjustment.

                           (c) Adjustments in Exercise Price for Issuances of Convertible Securities, Rights, Options and Warrants. For purposes of Sections 4(a) and 4(b) hereof, the following provisions (i) to
            (vi) shall also be applicable:

                                  (i) The number of shares of Common Stock
                   outstanding at any given time shall include shares of Common Stock owned or held by or for the account of the Company and the sale or issuance of such treasury shares or the distribution of any such treasury shares shall not be considered a Change of Shares for purposes of said sections.

                                  (ii) No adjustment of the Exercise Price
                   shall be made unless such adjustment would require an increase or decrease of at least $.01 in such price; provided that any adjustments which by reason of this clause
                   (ii) are not required to be made shall be carried forward and shall be made at the time of and together with the next subsequent adjustment which, together with any adjustment(s) so carried forward, shall require an increase or decrease of at least $.01 in the Exercise Price then in effect hereunder.

                                  (iii) Except for the Shares, in case of (A)
                   the sale by the Company for cash of any rights or warrants to subscribe for or purchase, or any options for the purchase of, Common Stock or any securities convertible into or exchangeable for Common Stock without the payment of any further consideration other than cash, if any (such convertible or exchangeable securities being herein called "Convertible Securities"), or (B) the issuance by the Company, without the receipt by the Company of any consideration therefor, of any rights or warrants to subscribe for or purchase, or any options for the purchase of, Common Stock or Convertible Securities, in each case, if and only if the consideration payable to the Company upon the exercise of such rights, warrants or options shall consist of cash, whether or not such rights, warrants or options, or the right to convert or exchange such Convertible Securities, are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such rights, warrants or options or upon the conversion or exchange of such Convertible Securities (determined by dividing (x) the aggregate consideration payable to the Company upon the exercise of such rights, warrants or options, plus the consideration received by the Company for the issuance or sale of such rights, warrants or options, plus, in the case of such Convertible Securities, the aggregate amount of additional consideration, if any, other than such Convertible Securities, payable upon the conversion or exchange thereof, by (y) the total number of shares of Common Stock issuable upon the exercise of such rights, warrants or options or upon the conversion or exchange of such Convertible Securities issuable upon the exercise of such rights, warrants or options) is less than the Exercise Price (as determined hereunder immediately prior to the date of the issuance or sale of such rights, warrants or options), then the total maximum number of shares of Common Stock issuable upon the exercise of such rights, warrants or options or upon the conversion or exchange of such Convertible Securities (as of the date of the issuance or sale of such rights, warrants or options) shall be deemed to be outstanding shares of Common Stock for purposes of Sections 4(a), 4(b) and 4(c) hereof and shall be deemed to have been sold for cash in an amount equal to such price per share.

                                  (iv) Except for the Shares, in case of the
                   sale by the Company for cash of any Convertible Securities, whether or not the right of conversion or exchange thereunder is immediately exercisable, and the price per share for which Common Stock is issuable upon the conversion or exchange of such Convertible Securities (determined by dividing (x) the total amount of consideration received by the Company for the sale of such Convertible Securities, plus the aggregate amount of additional consideration, if any, other than such Convertible Securities, payable upon the conversion or exchange thereof, by (y) the total number of shares of Common Stock issuable upon the conversion or exchange of such Convertible Securities) is less than the Exercise Price (as determined hereunder immediately prior to the date of the issuance or sale of such Convertible Securities), then the total number of shares of Common Stock issuable upon the conversion or exchange of such Convertible Securities (as of the date of the sale of such Convertible Securities) shall be deemed to be outstanding shares of Common Stock for purposes of Sections 4(a), 4(b) and 4(c) hereof and shall be deemed to have been sold for cash in an amount equal to such price per share.

                                  (v) If the exercise price or purchase price
                   provided for in any right, warrant or option referred to in 4(c)(iii) above, or the rate at which any Convertible Securities referred to in 4(c)(iii) or 4(c)(iv) above are convertible into or exchangeable for Common Stock, shall change at any time (other than under or by reason of provisions designed to protect against dilution), the Exercise Price then in effect hereunder shall forthwith be readjusted to such Exercise Price as would have obtained (A) had the adjustments made upon the issuance or sale of such rights, warrants, options or Convertible Securities been made upon the basis of the issuance of only the number of shares of Common Stock theretofore actually delivered (and the total consideration received therefor) upon the exercise of such rights, warrants or options or upon the conversion or exchange of such Convertible Securities, (B) had adjustments been made on the basis of the Exercise Price as adjusted under clause (A) for all transactions (which would have affected such adjusted Exercise Price) made after the issuance or sale of such rights, warrants, options or Convertible Securities, and (C) had any such rights, warrants, options or Convertible Securities then still outstanding been originally issued or sold at the time of such change. On the expiration of any such right, warrant or option or the termination of any such right to convert or exchange any such Convertible Securities, the Exercise Price then in effect hereunder shall forthwith be readjusted to such Exercise Price as would have obtained (a) had the adjustments made upon the issuance or sale of such rights, warrants, options or Convertible Securities been made upon the basis of the issuance of only the number of shares of Common Stock theretofore actually delivered (and the total consideration received therefor) upon the exercise of such rights, warrants or options or upon the conversion or exchange of such Convertible Securities and (b) had adjustments been made on the basis of the Exercise Price as adjusted under clause (a) for all transactions (which would have affected such adjusted Exercise Price) made after the issuance or sale of such rights, warrants, options or Convertible Securities.

                   (vi) In case of the sale for cash of any shares of Common Stock, any Convertible Securities, any rights or warrants to subscribe for or purchase, or any options for the purchase of, Common Stock or Convertible Securities, the consideration received by the Company therefore shall be deemed to be the gross sales price therefor without deducting therefrom any expense paid or incurred by the Company for any underwriting discounts or commissions or concessions paid or allowed by the Company in connection therewith.

             (d) Exceptions to Adjustments. No adjustment to the Exercise Price of the Warrant or to the number of Shares will be made in any of the following events:

                   (i) upon the grant or exercise of any other options granted to any employee or consultant of the Company prior to the date of issuance of this Warrant; or

                   (ii) any options which may hereafter be granted or exercised under any stock option plan, stock option agreement or any other employee benefit plan of the Company so long as the exercise price of such options that are granted after the Effective Date of this Warrant equals or exceeds the Exercise Price of this Warrant; or

                   (iii) upon the sale or exercise of this Warrant or any other warrants issued by the Company prior to the issuance of this Warrant.

        5. Notice of Adjustment; Notices. Whenever the Exercise Price or number of shares purchasable hereunder will be adjusted, the Company at its expense will promptly issue a certificate signed by an executive officer of the Company setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated and the Exercise Price and number of shares purchasable hereunder after giving effect to such adjustment, and will cause a copy of such certificate to be sent to the Warrantholder.

        6. No Fractionalized Shares. No fractionalized shares of Common Stock or other security will be issued upon exercise of this Warrant. The shares of Common Stock or other security issued to the Warrantholder as a result of any exercise of this Warrant in accordance with the terms hereof will be rounded down to the nearest whole share.

        7. Transfer of Warrant. Subject to Section 1 hereof, this Warrant and all rights hereunder are transferable, in whole or in part, to any affiliate of Warrantholder. Any transfer by Warrantholder to any non-affiliate shall be made only with the prior written consent of the Company, which consent will not be unreasonably withheld. In order to transfer this Warrant, the Warrantholder must deliver to the Company this Warrant together with the Assignment Form annexed hereto properly endorsed. Upon receipt thereof, the Company will affect such transfer as promptly as practicable.

        8. No Voting Rights, Etc. Prior to the proper exercise of this Warrant, the Warrantholder, as such, is not entitled to vote or receive dividends or be deemed to be a shareholder of the Company for any purposes, nor may anything contained in this Warrant be construed to confer such rights upon Warrantholder.

        9. Registry of Warrant. The Company will maintain a registry showing the name and address of the Warrantholder and the Company will be entitled to rely in all respects, prior to written notice to the contrary, upon such registry. The Warrantholder is responsible for notifying the Company of any change of its address.

        10. Loss, Theft, Destruction or Mutilation of Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to the Company, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will replace this Warrant with a new Warrant of like tenor, dated as of such cancellation, and deliver it to the Warrantholder.

        11. Office for Exercise or Exchange. This Warrant may be surrendered for exchange, transfer or exercise, in accordance with its terms, at the principal office of the Company, or at such other office or such other office or agency of the Company as it may designate in writing to the Warrantholder at its address appearing on the Company's registry or other books.

        12. Charges, Taxes and Expenses. Issuance of certificates to the Warrantholder for Shares upon the exercise of this Warrant will be made without charge to the Warrantholder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificates, all of which taxes and expenses will be paid by the Company. However, if the certificates are to be issued in a name or names other than the name of the Warrantholder, the Company may require, as a condition to such issuance, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

        13. Cashless Exercise. In lieu of payment of the aggregate Exercise Price, the Warrantholder may exercise this Warrant with respect to the Shares that are then vested and exercisable, in whole or in part, by presentation and surrender of this Warrant to the Company, together with a Cashless Exercise Form attached hereto (or a reasonable facsimile thereof) duly executed (a "Cashless Exercise"). Acceptance by the Company of such presentation and surrender shall be deemed a waiver of the Warrantholder's obligation to pay all or any portion of the aggregate Exercise Price. In the event of a Cashless Exercise, the Warrantholder shall exchange this Warrant for that number of shares of Common Stock determined by multiplying the number of Shares being exercised by a fraction, the numerator of which shall be the difference between the then current market price per share of the Common Stock and the Exercise Price, and the denominator of which shall be the then current market price per share of Common Stock. For purposes of any computation under this Section 13, the then current market price per share of Common Stock at any date shall be deemed to be the average for the five consecutive business days immediately prior to the Cashless Exercise of the daily closing prices of the Common Stock on the principal national securities exchange on which the Common Stock is admitted to trading or listed, or if not listed or admitted to trading on any such exchange, the closing prices as reported by the Nasdaq National Market, or if not then listed on the Nasdaq National Market, the average of the highest reported bid and lowest reported asked prices as reported by the National Association of Securities Dealers, Inc. Automated Quotations System ("NASDAQ") or if not then publicly traded, the fair market price of the Common Stock as determined by the Board.

        14.   Piggyback Registration Rights.


              (a) If at any time or from time to time, the Company shall determine to register any of its securities, for its own account or the account of any of its shareholders, other than (i) a registration relating to an initial public offering of the Company's Common Stock and any other securities, (ii) a registration solely relating to the Company's employee benefit plans or stock option plans, or (iii) a registration relating solely to an SEC Rule 145 transaction, the Company will:

                        (i) give to the Warrantholder written notice thereof as soon as practicable prior to filing the registration statement; and

                   (ii) include in such registration and in any underwriting involved therein, all the Shares specified in a written request or requests, made within fifteen (15) days after receipt of such written notice from the Company, by the Warrantholder, except as set forth in subsection (b) below.

               (b) Subject to the exceptions set forth in Section 14(a) above, if the registration is for a registered public offering involving an underwriting, the Company shall so advise the Warrantholder as a part of the written notice given pursuant to subsection 14(a)(i). In such event, the Warrantholder's right to registration pursuant to Section 14 shall be conditioned upon its participation in such underwriting and the inclusion of the Warrantholder's Shares in the underwriting to the extent provided herein. If the Warrantholder proposes to distribute its Shares through such underwriting, it shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this Section 14, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the number of shares of Common Stock to be included in the registration and underwriting. The number of Shares and the number of shares of common stock being sold by the Company shall be proportionately reduced or may exclude the Shares entirely from such registration. The Company shall so advise the Warrantholder of the managing underwriter's decision and the number of Shares that may be included in such underwriting.


        15.    Miscellaneous.

               (a) Governing Law. This Warrant constitutes a contract under and will be construed in accordance with and governed by the internal laws of the State of Delaware.

               (b) Successors and Assigns. This Warrant is binding upon any successors or assigns of the Company and the Warrantholder and of the Shares issued OR issuable upon the exercise hereof.

               (c) Definition of Warrantholder. The term Warrantholder means the Warrantholder named in the first paragraph of this Warrant and any successor or permitted assign of such Warrantholder known to the Company and reflected on the Company's registry as the holder of this Warrant.

               (d) Restrictions. THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, OR HYPOTHECATED IN THE ABSENCE OF ANY EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

               (e) Amendments. This Warrant may be amended and the observance of any term of this Warrant may be waived only with the written consent of the Company and the Warrantholder.

               (f) Notice. Any notice required or permitted under this Warrant will be deemed effectively given upon personal delivery, delivery by recognized international express courier or upon deposit with the United States Post Office, by certified mail, postage prepaid and addressed to the party to be notified at the address indicated below for such party, or at such other address as such other party may designate by ten-day advance written notice.

               (g) Acceptance. Receipt of this Warrant by the Warrantholder constitutes acceptance of and agreement to the foregoing terms and conditions.


            [The remainder of this page is left intentionally blank.]

            This Warrant Agreement has been duly executed on the date first written above.


                                          NEWSREAL, INC., a Delaware corporation



                                          By: /s/ DAVID C. HOPPMANN       (SEAL)
                                             -----------------------------
                                             David C. Hoppmann
                                             President & CEO











Agreed to and accepted by:


Insight Investments, Corp.




By: /s/ RICHARD M. HEARD
   -------------------------
Name:  RICHARD M. HEARD
     -----------------------
Title:   C.F.O
      ----------------------

                                   NOTICE OF EXERCISE

TO:     NEWSREAL, INC.


        1. The undersigned hereby elects to purchase __________________ shares of Common Stock ("Stock") of NEWSREAL, INC. (the "Company") pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price, together with an Investment Representation Statement (see attached form) in form and substance satisfactory to legal counsel to the Company.

        2. The shares of Stock to be received by the undersigned upon exercise of the Warrant are being acquired for its own account, not as a nominee or agent, and not with a view to resale or distribution of any part thereof, and the undersigned has no present intention of selling, granting any participation in, or otherwise distributing the same, except as permitted by applicable law. The undersigned further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to the Stock. The undersigned believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Stock.

        3. The undersigned understands that the shares of Stock and the shares of the Company's Common Stock into which the Stock is convertible are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in transactions not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act of 1933, as amended (the "Act"), only in certain limited circumstances. In this connection, the undersigned represents that it is familiar with Rule 144 promulgated under the Act, as presently in effect, and understandings the resale limitations imposed thereby and by the Act.

        4. The undersigned is an "accredited investor" as defined in Rule 502 of Regulation D under the Act or is not a "U.S. Person" as defined in Rule 902 regulations under the Act.

        5. The undersigned understands the instruments evidencing the Stock may bear one or all of the following legends:

           (a) "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED."

              (b)     Any legend required by applicable state law.

       6. Please issue a certificate or certificates representing said shares of Stock in the name set forth below.

       ---------------------------
       [Please type or print name]

       7. Please issue a new Warrant for the unexercised portion of the attached Warrant in the name set forth below.



       ---------------------------
       [Please type or print name]






                                       INSIGHT Investments, Corp.



                                       By:
                                          -------------------------------------
                                          Name:
                                               ---------------------
                                          Title:
                                                --------------------


Date:
     -------------------

                                 NEWSREAL, INC.
                             CASHLESS EXERCISE FORM

        (To be executed upon exercise of Warrant pursuant to Section 13)


        The undersigned hereby irrevocably elects to surrender _______________ shares purchasable under this Warrant for such shares of Common Stock issuable in exchange therefor pursuant to the Cashless Exercise provisions of the within Warrant, as provided for in Section 13 of such Warrant.

        Please issue a certificate or certificates for such Common Stock in the name of, and pay cash for fractional shares in the name of:

--------------------------------------------------------------------------------
(Please print name, address, and social security number/tax identification number:)


--------------------------------------------------------------------------------


and, if said number of shares of Common Stock shall not be all the shares of Common Stock purchasable thereunder, that a new Warrant for the balance remaining of the shares of Common Stock purchasable under the within Warrant be registered in the name of the undersigned Warrantholder or his or her Assignee as below indicated and delivered to the address stated below.

Dated:
      --------------------

Name of Holder
or Assignee:



--------------------------------------------------------------------------------
                                 (Please print)

Address:
        ------------------------------------------------------------------------
Signature:
        ------------------------------------------------------------------------


NOTE: The above signature must correspond exactly with the name on the first page of this Warrant or with the name of the assignee appearing in the assignment form below.

                                 ASSIGNMENT FORM



              (To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)


        FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to


                          ----------------------------
                          [Please type or print name.]



whose address is
                          -------------------------------
                          [Please type or print address.]


                          -------------------------------


                          -------------------------------


                                Insight Investments, Corp.

                                By:
                                   --------------------------------------
                                   Name:
                                        -------------------------
                                   Title:
                                         ------------------------



Date:
     -----------------



Signature Guaranteed:
                     ----------------------------------



NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever, and must be guaranteed by a bank or trust company. Officers of a corporation and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

                       INVESTMENT REPRESENTATION STATEMENT



PURCHASER:
                 -------------------------------------------

COMPANY:         NEWSREAL, INC.

SECURITIES:      Warrant to purchase              shares of Common Stock
                                     ------------

DATE:
                 ----------------


In connection with the purchase of the above-listed Securities, the undersigned, the Purchaser, represents to the Company the following:

               (a) The undersigned is sufficiently aware of the Company's business affairs and financial condition to reach an informed and knowledgeable decision to acquire the Securities. The undersigned is purchasing these Securities for its own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933, as amended (the "Securities Act").

               (b) The undersigned understands that the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of its investment intent as expressed herein. In this connection, the undersigned understands that, in the view of the Securities and Exchange Commission (the "SEC"), the statutory basis for such exemption may be unavailable if its representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future.

               (c) The undersigned further understands that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available (such as Rule 144 under the Securities Act). In addition, the undersigned understands that the certificate evidencing the Securities may be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel for the Company.

               (d) The undersigned is familiar with the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permits limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions, including, among other things: (1) The availability of certain public information about the Company; (2) the resale occurring not less than one year after the party has purchased, and made full payment for, within the meaning of Rule 144, the securities to be sold; and, in the case of an affiliate, or of a non-affiliate who has held the securities less than three years; and (3) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker, as said term is defined under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the amount of securities being sold during any three month period not exceeding the specified limitation stated therein, if applicable. There can be no assurances that the requirements of Rule 144 will be met, or that the Securities will ever be saleable.

               (e) The undersigned further understands that at the time the undersigned wishes to sell the Securities there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rule 144, and that, in such event, the undersigned would be precluded from selling the Securities under Rule 144 even if the two-year minimum holding period has been satisfied.

               (f) The undersigned further understands that in the event all of the applicable requirements of Rule 144 are not satisfied registration under the Securities Act, compliance with some other registration exemption or the notification to the Company of the proposed disposition by it and the furnishing to the Company of (i) detailed information regarding the disposition, and (ii) opinion of its counsel to the effect that such disposition will not require registration (the undersigned understands such counsel's opinion must concur with the opinion by counsel for the Company and the undersigned must have been informed of such compliance) will be required and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the SEC has expressed its opinion that person proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

                                                    Signature of Purchaser:


                                                    By:
                                                       ------------------------
                                                       Name:
                                                       Title:
                                      -18-